# MASTER AGREEMENT
# BARCLAY ASSET MANAGEMENT, LLC

This **MASTER AGREEMENT** is made this 28 day of June, in Los Angeles, California, by and between, Material Technologies, Inc. (Pledgor) a Delaware Corporation whose address is 11661 San Vicente Boulevard Suite 707 Los Angeles, CA 90049 and **Barclay Asset Management, LLC** (Pledgee) a limited liability company formed pursuant to Nevada law, whose address is 2628 Martin Avenue, Lakeland, Florida, (hereinafter referred to as "**Barclay**")

**PLEDGOR AUTHORITY.** This Agreement is entered into by **Material Technologies, Inc.**, which represents that this program is within the scope authorized by the Board of Directors and that Robert M. Bernstein, its CEO, is duly authorized to negotiate the terms of the Agreement, including fees, and to enter into (and renew) this Agreement, and agrees to provide such supporting documentation as may be required by Barclay Asset Management, LLC. Pledgor represents that the execution of this Agreement will be duly authorized by appropriate action of the Board of Directors of **Material Technologies, Inc. Material Technologies, Inc.** shall advise Barclay of any event, which might affect this authority, or the propriety of this Agreement, including adding, removing, or otherwise changing the above listed Agent or Trustee. Pledgor warrants that any securities delivered into escrow shall be free of any encumbrances, including construction liens.

This **MASTER AGREEMENT** includes the following documents:

- FINANCIAL PLANNING SERVICE AGREEMENT
- SECURITY AGREEMENT
- LINE OF CREDIT PROMISSORY NOTE
- LINE OF CREDIT STOCK ASSIGNMENT
- Escrow Agreement

BARCLAY UNDERSTANDS THAT THE COMMON STOCK TO BE ISSUED PURSUANT TO THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMMON STOCK ISSUED PURSUANT HERETO MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR THERE IS AN OPINION FROM COUNSEL FOR PLEDGOR THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Upon receipt of the Stock and fully executed stock powers by the escrow holder, Pledgee will countersign this document and will fund a non-recourse loan secured by the shares of stock being delivered into escrow on the following terms within 30 days.

| | | |
|---|---|---|
| Loan Amount | 50% of the value of the stock received (the value shall be the current bid price of the stock which shall not be less than $1.00 per share) | |
| Loan Period | 5 years | |
| Interest Rate | LIBOR on the day of advance plus Two (2) Percent | |
| Fees: | Loan Fees: | 10.5% of amounts actually received by Pledgor up to $10,000,000; |
| | | 6% of all amounts actually received by Pledgor in excess of $10,000,000. |

Loan Origination Fees: 1% of amounts actually received by Pledgor

Document Fees: $2,500.00

Payment Interest Only – Paid Quarterly in Advance

Principal Entire outstanding amount, due and payable at the end of the 60th month

**CONFIDENTIALITY**. Except as otherwise agreed in writing as required by law, Barclay will keep confidential all information concerning Pledgor's identity and its financial information.

**LIMITED LIABILITY.** Barclay does not guarantee the future success of any borrowing strategies recommended to Client/Pledgor. Client/Pledgor understands and acknowledges that all strategies recommended are subject to various markets, currency, economic, political, and business risk, and that those strategies may not always be profitable.

**TERMINATION OF ENGAGEMENT.** Pledgor may terminate this Agreement for any reason upon written notice to Barclay. Barclay agrees to return all documents and property to Pledgor promptly after receipt of termination notice. Barclay may terminate this Agreement for any reason; including Client/Pledgor's failure to promptly pay the fee or for any conduct or situation that in Barclay's judgment impairs an effective relationship between them. However, all funds previously drawn down by Pledgor shall be repaid in accordance with the terms of this Agreement and all of pledgor's shares which exceed the number of shares necessary to secure the loan on a pro rata basis shall be returned to Pledgor. Pledgor may terminate in the event that the credit line is not completed during the 30 days after execution of this Agreement, without notice and the stock will be returned immediately without any delay or offset or the Certificate maybe cancelled by Transfer Agent.

TRUTH IN LENDING. Within forty-eight hours of the execution of this Agreement Barclay shall deliver a truth in lending act disclosure to Pledgor. The Disclosure shall comply with all applicable laws and regulations. Barclay represents that it has all necessary licenses and legal authority to enter into, and to perform, this Agreement.

Legends, all certificates shall bear the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT THE PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

"THIS STOCK IS SECURITY FOR A LOAN TO THE COMPANY AND AS SUCH MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF ABSENT A DEFAULT BY THE COMPANY ON ITS LOAN OBLIGATION. ANY POTENTIAL ACQUIRER OF THE STOCK SHOULD CHECK WITH THE COMPANY IN ADVANCE OF ACQUIRING THE STOCK. THE

COMPANY MAY REFUSE TO TRANSFER SUCH STOCK ABSENT A DEFAULT UNDER THE LOAN AND MAY CANCEL THE CERTIFICATE ONCE ALL OF COMPANY"S OBLIGATIONS UNDER ITS MASTER AGREEMENT, DATED JUNE, 2005, BETWEEN THE COMPANY AND BARCLAY ASSET MANAGEMENT, LLC,HAVE BEEN SATISFIED."

Transfer of the Shares by Barclay shall only be made in compliance with all applicable securities laws and the terms of this Agreement. Pledgor may refuse to register any transfer of the Shares by Barclay which Pledgor reasonably and in good faith believes is not in compliance with the applicable securities laws or the terms pf this Agreement. At such time as Pledgor's obligations under this Agreement have been fully met, the stock certificates issued hereunder may be cancelled by Pledgor. Pledgor's right to do so shall survive any expiration or termination of this Agreement.

**NOTICES.** Any notice to be given under this Agreement shall be made in writing and sent to the address set forth below:

If to Barclay: Dr. James C. Roberts
Director
Barclay Asset Management, LLC
2628 Martin Ave.
Lakeland, FL 33803

If to Client/Pledgor: The address set forth under the Pledgor's signature block.

**MISCELLANEOUS TERMS.** This Agreement will bind the parties to the Agreement and their successors and permitted assigns, except that neither party may assign this Agreement without the prior written consent of the other party.

This Agreement will be governed by and construed in accordance with the laws of the State of Florida. If any provision of this Agreement is or should become inconsistent with any law or rule of any governmental or regulatory body having jurisdiction over the subject matter of this agreement, the provision will be deemed to be rescinded or modified in accordance with any such law or rule. No term or provision of this Agreement may be waived or changed except in writing signed by the party against whom such waiver or change is sought to be enforced. This Agreement contains the entire understanding between Client/Pledgor and Barclay concerning the subject matter of this Agreement.

**ACCEPTED AND AGREED TO** by Client/Pledgor 28 day of June 2005

Name of Client/Pledgor: Material Technologies, Inc.
Address: 11661 San Vicente Boulevard Suite 707 Los Angeles, CA 90049

**Material Technologies, Inc.**

By:____________________________

**Mr. Robert M. Bernstein , Chairman, CEO**

ACCEPTED AND AGREED TO by Barclay Asset Management, LLC this ____________ day of ________ 2005

Witness/Secretary Authorized Officer

# Exhibit A

# LINE OF CREDIT SECURED PROMISSORY NOTE

**$20,000,000**

Date: 6/28/05

**FOR VALUE RECEIVED,** Material Technologies, Inc., ("Borrower") promises to pay to the order of Barclay Asset Management, LLC ("Lender"), a Nevada Corporation, the principal sum of Twenty Million Dollars ($20,000,000), or so much thereof as may be disbursed to, or for the benefit of the Borrower by Lender in Lender's sole and absolute discretion. It is the intent of the Borrower and Lender hereunder to create a line of credit agreement between Borrower and Lender whereby Borrower may borrow up to $20,000,000 from Lender; provided, however, that Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and complete discretion of the Lender.

**INTEREST & PRINCIPAL:** The unpaid principal of this line of credit shall bear interest at the rate of Interest of LIBOR on the day of advance plus Two (2) Percent per annum. Interest shall be calculated based on the principal balance as may be adjusted from time to time to reflect additional advances made hereunder. Interest on the unpaid balance of this Note shall accrue monthly but shall be Paid Quarterly in Advance. The principal balance of this Note shall be due and payable at the end of the 60th month. There shall be no penalty for early repayment of all or any part of the principal. This Note incorporates by reference the terms of the Master Agreement and the other agreements listed therein.

**SECURITY:** This Note shall be secured by stock certificates ("Stock") for 40,000,000 shares of the restricted common stock of Material Technologies, Inc., a Delaware Corporation, whose address is 11661 San Vicente Boulevard Suite 707 Los Angeles, CA. Such shares shall be in the name of Material Technologies, Inc.

**DEFAULT:** The Borrower shall be in default of this Note on the occurrence of any of the following events: (i) the Borrower shall fail to meet its obligation to make the required principal or interest payments hereunder, subject to a thirty (30) day cure period after written notice of the failure to pay (ii) the Borrower shall be dissolved or liquidated; (iii) the Borrower shall make an assignment for the benefit of creditors or shall be unable to, or shall admit in writing their inability to pay its debts as they become due; (iv) the Borrower shall commence any case, proceeding, or other action under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or any such action shall be commenced against the undersigned; (v) the Borrower shall suffer a receiver to be appointed for it or for any of its property or shall suffer a garnishment, attachment, levy or execution.

**REMEDIES:** This Note is secured by the shares of stock placed into escrow. This is a non-recourse loan.

Borrower hereby waives presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

**BORROWER: MATERIAL TECHNOLOGIES, INC.**

By: [signature]
Robert M. Bernstein, CEO

**PRINTED NAME:** ROBERT M. BERNSTEIN **TITLE:** CEO

Exhibit B

# LINE OF CREDIT STOCK ASSIGNMENT

## STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, Material Technologies, Inc. ("Pledgor"), hereby pledges unto Barclay Asset Management, LLC ("Pledgee") forty million (40,000,000) shares of the restricted Common Stock of Material Technologies, Inc. standing in its name of the books of said corporation represented by Certificate No. 4014 herewith and do hereby irrevocably constitute and appoint Dr. James C. Roberts to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Master Agreement and related Security Agreement between Barclay Asset Management, LLC and Pledgor.

**Dated:** 6/28, **2005**

**MATERIAL TECHNOLOGIES, INC.**

**By:** [signature]

**Printed Name:** ROBERT M. BERNSTEIN **Title:** CEO

*INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Pledgee to exercise its rights to the Collateral as set forth in the Security Agreement, without requiring additional signatures on the part of the Pledgor.*